DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New Jersey
Intermediate Municipal Bond Fund for its fiscal year ended March 31, 1997.
Your Fund produced a total return including bond price changes and interest income of 3.84%.* This is equivalent to an annualized tax-free distribution rate per share of 4.45%.**
THE ECONOMY
    Reacting to an economy which reflects strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal
Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices in virtually all sectors of the economy have remained quiescent. The Consumer
Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
    Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
    Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
    Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten credit without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan
Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
MARKET ENVIRONMENT
    Last year was marked by a relatively slow start during the first half of the year followed by a rally which materialized during the second half of the year. Specifically, long-term interest rates as measured by the 30-year U.S.
Treasury bond stabilized around the 7% level in mid-October, when the market established a new trading range and rallied to a 6.45% yield at the end of the year. After a correction in January that lowered bond prices and raised yields, the market had rebounded to test the 6.50% level. As we moved forward the market again slid into the 7% range.
    The municipal market has gone through periods of stabilization during which the retail (or individual) investor became active, strengthening the demand for municipal bonds. The recent credit tightening by the FOMC was in response to a perceived strengthening of economic data and there is some speculation that the Fed may tighten credit further in late May. New issues, however, have kept the municipal bond market relatively stable.
    In fact, during the third quarter, $10 billion in new supply had to be digested by the tax-exempt market in just two weeks. This caused municipal bond prices to cheapen relative to taxables. Their increase in yields reversed the trend of outperformance by the municipal market that characterized most of 1996. But as of March 31, 1997, taxable bonds lost ground while municipal bonds held more of their value, moving back to outperformance status. Of course, past performance is no guarantee of future results.
    Specifically in New Jersey, while in recent years the total amount of bonds issued has been relatively constant from year to year, the proportion of negotiated issues available for purchase by the Fund has declined, while the percentage of competitive issues has increased. This condition has helped enhance the value of many existing Fund holdings and has encouraged us to maintain a lower cash position in the Fund.
PORTFOLIO OVERVIEW
    The Dreyfus New Jersey Intermediate Municipal Bond Fund has maintained a relatively defensive posture for two reasons: a diminished level of new issuance in the State, and the erratic nature of the U.S. Treasury bond. The municipal market has been affected by uncertainty, and trying to forecast market changes would be difficult at best. As a result, we focused our efforts on generating income for our shareholders. Also, we purchased a limited number of new discounted securities which possess liquidity and good structural characteristics. Our investment strategy included selling short maturity, callable, current coupon bonds, which allowed the Fund to take profits.
    We will continue to manage the portfolio utilizing this strategy as we begin the Fund's new fiscal year. The market is not currently offering any concrete signs of its direction. In fact, it appears that the municipal market will continue on its lackluster path through the second quarter of 1997. We expect that New Jersey securities will continue to be well sought after by national funds, as well as other New Jersey bond funds.
    Our primary task which will guide our portfolio management decisions is to earn a high level of current income exempt from Federal and New Jersey income tax to the extent it is consistent with the preservation of capital, while at the same time maintaining high credit quality. Included in this report is a series of detailed statements outlining the portfolio's holdings and financial condition. We hope you find them informative. Please know that we greatly appreciate your continued confidence in the portfolio and The
Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND         MARCH 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW JERSEY
INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
BOND INDEX
[Exhibit A:
$13,800
Lehman Brothers
10-Year Municipal
Bond Index*
Dollars
$13,224
Dreyfus New Jersey
Intermediate Municipal
Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns
          One Year Ended                   From Inception (6/26/92)
          March 31, 1997                      to March 31, 1997
       ____________________                _______________________
              3.84%                                 6.05%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New Jersey
Intermediate Municipal Bond Fund on 6/26/92 (Inception Date) to a $10,000
investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 6/30/92 is used as the beginning value on 6/26/92. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New Jersey municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years.
The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index
is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New Jersey municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
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DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                   MARCH 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments_96.5%                                                                  Amount          Value
                                                                                                       _______        _______
New Jersey_87.4%
Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:
  5.10%, 5/1/2004 (Insured; MBIA)...........................................                    $    1,110,000   $  1,119,468
  5.30%, 4/1/2008 (Insured; MBIA)...........................................                         1,000,000      1,007,050
  5.40%, 4/1/2009 (Insured; MBIA)...........................................                         1,000,000      1,005,690
Brick Township Municipal Utilities Authority, Water and Sewer Revenue,
Refunding
  5.10%, 12/1/2009 (Insured; FGIC)..........................................                         1,500,000      1,459,650
Burlington County:
  5.20%, 10/1/2009..........................................................                         2,000,000      1,970,400
  Refunding 5.35%, 9/15/2003................................................                         1,000,000      1,022,010
Camden County Improvement Authority, Revenue:
  County Guaranteed Lease:
    5.40%, 12/1/2002........................................................                           855,000        878,205
    5.85%, 10/1/2006 (Insured; MBIA)........................................                         1,000,000      1,053,990
  (Health Services Center) 4.80%, 12/1/2004 (Insured; AMBAC)................                         1,555,000      1,538,501
Camden County Municipal Utilities Authority, County Agreement Sewer Revenue,
  Refunding:
    5.50%, 7/15/2005 (Insured; FGIC)........................................                         1,000,000      1,030,430
    5%, 7/15/2009 (Insured; FGIC)...........................................                         2,000,000      1,929,520
Cherry Hill Township:
  General and Water Assessment 5.30%, 9/1/2002..............................                         1,220,000      1,250,793
  Sewer and Sewer Assessment 5.30%, 9/1/2002................................                           150,000        153,786
Delaware River and Bay Authority, Revenue 5.10%, 1/1/2009 (Insured; FGIC)...                           815,000        796,288
Dover Township:
  5.80%, 10/15/2001 (Insured; AMBAC)........................................                         1,740,000      1,821,362
  5.90%, 10/15/2002 (Insured; AMBAC)........................................                         1,640,000      1,731,282
Township of East Brunswick, Refunding 4.75%, 4/1/2004.......................                         1,310,000      1,299,625
Essex County Improvement Authority, Revenue:
  (Irvington County School District) 6.10%, 10/1/2001 (Insured; FSA)........                         1,415,000      1,497,749
  Lease, Refunding (County Jail and Youth House Project)
    5%, 12/1/2009 (Insured; AMBAC)..........................................                         1,575,000      1,518,316
Gloucester Township, Refunding 5.20%, 7/15/2004 (Insured; AMBAC)............                           795,000        809,167
Hamilton Township:
  General Improvement 5.20%, 9/1/2002 (Insured; FGIC).......................                           600,000        612,882
  Sewer Utility 5.20%, 9/1/2002 (Insured; FGIC).............................                           450,000        459,661
Highland Park, Water and Sewer Utility:
  6%, 10/15/2003............................................................                           360,000        381,182
  6%, 10/15/2004............................................................                           470,000        495,794
Hillside Township 6.60%, 2/15/2007 (Insured; MBIA)..........................                         1,000,000      1,075,740
City of Hoboken Parking Authority, Parking General Revenue, Refunding:
  6.10%, 3/1/2002...........................................................                           375,000        390,315
  6.20%, 3/1/2003...........................................................                           395,000        413,731

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        MARCH 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______        _______
New Jersey (continued)
Hudson County:
  4.75%, 8/1/2003...........................................................                   $       500,000  $     489,540
  Vocational School Improvement 5.05%, 10/1/2008 (Insured; FSA).............                         1,010,000        990,588
Hudson County Improvement Authority, Solid Waste System Revenue
  6.75%, 1/1/2003...........................................................                         3,000,000      3,007,200
Hunterdon County, General Improvement:
  4.25%, 12/15/2006.........................................................                         1,600,000      1,475,408
  4.25%, 12/15/2007.........................................................                         1,600,000      1,459,680
Jersey City, Water Refunding:
  5.20%, 10/1/2008 (Insured; AMBAC).........................................                         1,565,000      1,550,727
  5.30%, 10/1/2009 (Insured; AMBAC).........................................                         1,295,000      1,282,995
Lacy Municipal Utilities Authority, Water Revenue:
  5.10%, 12/1/2003 (Insured; MBIA)..........................................                         1,060,000      1,075,773
  5.20%, 12/1/2004 (Insured; MBIA)..........................................                         1,215,000      1,233,711
Long Branch Sewerage Authority, Revenue, Refunding:
  5%, 6/1/2003 (Insured; FGIC)..............................................                           610,000        615,270
  5.10%, 6/1/2004 (Insured; FGIC)...........................................                           690,000        695,927
Manalapan-Englishtown Regional School District Board of Education (School
Bonds)
  5%, 5/1/2004..............................................................                         1,950,000      1,960,881
Mercer County Improvement Authority, Revenue:
  Refunding (Special Services School District) 5.30%, 12/15/2002............                           845,000        868,136
  Township Guaranteed Refunding (Hamilton Board of Education Lease Project)
    5.70%, 6/1/2002 (Insured; MBIA).........................................                           470,000        489,228
Middlesex County Utilities Authority, Sewer Revenue, Refunding
  5%, 9/15/2008 (Insured; FGIC).............................................                         1,000,000        976,550
Township of Middletown, Refunding 4.90%, 8/1/2004...........................                         1,810,000      1,803,828
Monmouth County 5.10%, 10/1/2010............................................                         2,600,000      2,527,122
City of Newark Board of Education 5.875%, 12/15/2006 (Insured; MBIA)........                         1,755,000      1,854,509
State of New Jersey:
  5.80%, 8/1/2001...........................................................                         2,000,000      2,091,980
  5.90%, 8/1/2002...........................................................                         2,000,000      2,110,460
New Jersey Economic Development Authority:
  District Heating and Cooling Revenue (Trenton-Trigen Project)
    6.10%, 12/1/2004........................................................                         3,375,000      3,491,876
  Economic Growth Revenue:
    4.80%, 10/1/2003 (LOC; National Westminster Bank) (a)...................                           730,000        723,182
    5%, 10/1/2005 (LOC; National Westminster Bank) (a)......................                         1,135,000      1,126,476
  Market Transition Facility Revenue 7%, 7/1/2004 (Insured; MBIA)...........                         2,275,000      2,541,289
  Waste Paper Recycling (MPMI Inc. Project) 5.75%, 2/1/2004.................                         2,500,000      2,524,225
New Jersey Educational Facilities Authority, Revenue:
  College and University (University of Medicine and Dentistry)
    5%, 12/1/2004 (Insured; AMBAC)..........................................                         5,090,000      5,104,099

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       MARCH 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______        _______
New Jersey (continued)
New Jersey Educational Facilities Authority, Revenue (continued):
  Higher Educational Facilities Trust Fund:
    5.125%, 9/1/2006 (Insured; AMBAC).......................................                    $    2,775,000  $   2,774,889
    5.125%, 9/1/2009 (Insured; AMBAC).......................................                         2,000,000      1,951,840
  (Institute of Advanced Study) 6.15%, 7/1/2004.............................                           560,000        591,270
  Refunding (Ramapo College) 5.15%, 7/1/2004 (Insured; MBIA)................                         1,010,000      1,021,797
  (Rowan College) 5.15%, 7/1/2004 (Insured; MBIA)...........................                           825,000        834,636
New Jersey Health Care Facilities Financing Authority, Revenue:
  (Allegany Health System - Our Lady of Lourdes Medical Center Issue)
    4.80%, 7/1/2005 (Insured; MBIA).........................................                         1,580,000      1,551,939
  (Deborah Heart and Lung Center Issue):
    5.60%, 7/1/2003.........................................................                         1,710,000      1,734,385
    5.80%, 7/1/2004.........................................................                           745,000        759,170
    5.90%, 7/1/2005.........................................................                           790,000        809,236
  (Mountainside Hospital) 5.10%, 7/1/2003 (Insured; MBIA)...................                         1,630,000      1,648,549
  Refunding:
    (Atlantic City Medical Center Issue) 6.30%, 7/1/2001....................                         3,365,000      3,516,560
    (Burdette Tomlin Memorial Hospital Issue) 6%, 7/1/2003 (Insured; FGIC)..                         1,665,000      1,762,452
    (Chilton Memorial Hospital) 4.80%, 7/1/2004.............................                         2,120,000      2,051,757
    (Raritan Bay Medical Center Issue) 6.625%, 7/1/2005.....................                         2,800,000      2,898,784
    (Robert Wood Johnson University Center) 5%, 7/1/2008 (Insured; MBIA)....                         1,500,000      1,459,020
    (Saint Joseph's Hospital and Medical Center)
      5.15%, 7/1/2006 (Insured; Connie Lee).................................                         2,555,000      2,517,135
    (West Jersey Health System) 5.45%, 7/1/2002 (Insured; MBIA).............                         2,160,000      2,224,800
New Jersey Higher Education Assistance Authority, Student Loan Revenue:
  6.80%, 7/1/2000...........................................................                           735,000        771,912
  (NJClass Loan Program) 5.60%, 1/1/2001....................................                         1,000,000      1,018,490
New Jersey Highway Authority, Senior Parkway Revenue, Refunding
  (Garden State Parkway):
    5.70%, 1/1/2002.........................................................                           500,000        518,335
    5.90%, 1/1/2004.........................................................                           500,000        526,785
New Jersey Housing and Mortgage Finance Agency, Housing Revenue, Refunding:
  6.20%, 11/1/2004..........................................................                         4,000,000      4,151,400
  6.60%, 11/1/2004..........................................................                         3,660,000      3,903,536
New Jersey Sports and Exposition Authority, Convention Center Luxury Tax
Revenue
  5.75%, 7/1/2002 (Insured; MBIA)...........................................                         2,000,000      2,092,280
New Jersey Transportation Trust Fund Authority, Transportation System:
  6.25%, 12/15/2003.........................................................                         5,315,000      5,718,834
  5.125%, 6/15/2007 (Insured; AMBAC)........................................                         2,500,000      2,495,875
  4.875%, 12/15/2008 (Insured; MBIA)........................................                         3,000,000      2,895,960
New Jersey Turnpike Authority, Turnpike Revenue:
  5.70%, 1/1/2001 (Insured; AMBAC)..........................................                         1,000,000      1,034,110
  5.80%, 1/1/2002 (Insured; AMBAC)..........................................                         2,230,000      2,319,200

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  MARCH 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______        _______
New Jersey (continued)
New Jersey Wastewater Treatment Trust:
  5.90%, 5/1/2003 (Insured; MBIA)...........................................                    $    1,400,000  $   1,473,934
  Loan Revenue 6.30%, 7/1/2005..............................................                         3,595,000      3,821,773
North Brunswick Township 6.30%, 5/15/2006...................................                         1,860,000      1,987,503
North Hudson Sewer Authority, Sewer Revenue 5.25%, 8/1/2010 (Insured; FGIC).                         3,825,000      3,754,658
North Jersey District Water Supply Commission, Revenue, Refunding
  (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA)...................                         2,795,000      2,878,990
Northeast Monmouth County Regional Sewer Authority, Sewer Revenue, Refunding
  5%, 11/1/2010 (Insured; MBIA).............................................                         2,250,000      2,154,645
Ocean County, General Improvement:
  7.50%, 10/15/2001.........................................................                           550,000        613,465
  5.30%, 9/1/2003...........................................................                         2,115,000      2,170,963
  5.125%, 7/1/2004..........................................................                         1,000,000      1,014,430
  5.65%, 7/1/2005...........................................................                         1,600,000      1,672,208
Parsippany - Troy Hills Township, Refunding 6%, 4/1/2004....................                         1,630,000      1,734,679
City of Perth Amboy Board of Education, COP, Lease Purchase Agreement
  (FWB Leasecorp, Inc.) 5.60%, 12/15/2002 (Insured; FSA)....................                         1,265,000      1,318,408
Pinelands Regional Board of Education, Refunding COP, Lease Purchase
Agreement
  (A & R Hunt Enterprises, Inc.) 5.70%, 2/15/2003 (Insured; FSA)............                           350,000        365,295
Port Authority of New York and New Jersey:
  (Consolidated Board 91st Series) 4.70%, 11/15/2004........................                         1,500,000      1,473,450
  (Consolidated Board 101st Series) 5.25%, 9/15/2006 (Insured; MBIA)........                         1,000,000      1,004,780
Township of Roxbury, Water and Sewer Assessment 5.05%, 8/1/2004 (Insured; AMBAC)                     1,175,000      1,185,305
Rutgers State University, University Revenue, Refunding
  (State University of New Jersey) 6.30%, 5/1/2005..........................                         2,900,000      3,108,713
South Jersey Port Corp., Marine Terminal Revenue:
  5.05%, 1/1/2003...........................................................                           835,000        825,272
  5.30%, 1/1/2005...........................................................                           930,000        920,849
  5.40%, 1/1/2006...........................................................                         1,010,000      1,005,182
South Jersey Transportation Authority, Transportation System Revenue
  5.50%, 11/1/2002 (Insured; MBIA)..........................................                         2,000,000      2,073,220
South River School District 5%, 12/1/2008 (Insured; FGIC)...................                         1,100,000      1,084,160
Southern Regional High School District 5.50%, 9/1/2011 (Insured; MBIA)......                         1,600,000      1,602,832
Sussex County Municipal Utilities Authority, Wastewater Facilities Revenue,
Refunding
  5%, 12/1/2003 (Insured; MBIA).............................................                         1,755,000      1,771,216
Trenton 5.25%, 8/1/2002 (Insured; FGIC).....................................                         1,000,000      1,023,480
Warren County Pollution Control Financing Authority, Landfill Revenue,
Refunding
  5.60%, 12/1/2002..........................................................                         1,765,000      1,682,098
Washington Township Board of Education 5.10%, 2/1/2007 (Insured; MBIA)......                         3,100,000      3,093,862
West Deptford Township, Refunding 5.20%, 3/1/2011 (Insured; AMBAC)..........                         2,000,000      1,948,900

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    MARCH 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______        _______
New Jersey (continued)
West Morris Regional High School District Board of Education, School
  5.875%, 1/15/2004.........................................................                   $       250,000  $     264,578
West Windsor Township, General Improvement:
  5.70%, 10/15/2002.........................................................                           600,000        621,552
  5.90%, 10/15/2003.........................................................                           600,000        623,628
West Windsor-Plainsboro Regional Board of Education, Refunding COP,
  Lease Purchase Agreement (Lamington Funding Corp.)
  5.50%, 3/15/2003 (Insured; MBIA)..........................................                         1,115,000      1,147,134
Western Monmouth Utilities Authority, Revenue, Refunding
  5.15%, 2/1/2008 (Insured; AMBAC)..........................................                         1,000,000        993,940
Woodbridge Township:
  5.65%, 8/15/2002..........................................................                         1,320,000      1,372,813
  6.20%, 8/15/2007..........................................................                         2,000,000      2,086,840
U.S. Related _9.1%
Commonwealth of Puerto Rico, Improvement, Refunding:
  5.20%, 7/1/2003...........................................................                         2,195,000      2,205,273
  5.30%, 7/1/2004 (Insured; MBIA)...........................................                         8,000,000      8,190,240
Puerto Rico Highway and Transportation Authority, Highway Revenue, Refunding
  5.10%, 7/1/2003 (Insured; MBIA)...........................................                         3,000,000      3,042,210
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002........................                         2,100,000      2,151,534
Virgin Islands, Subordinated Special Tax
  (Insurance Claims Fund Program/ GO Matching Fund) 5.65%, 10/1/2003........                         3,180,000      3,226,587
Virgin Islands Public Finance Authority, Revenue, Refunding
  (Matching Fund Loan Notes) 7%, 10/1/2002..................................                           250,000        266,983
Virgin Islands Water and Power Authority, Water System Revenue 7.20%, 1/1/2002                         300,000        309,780
                                                                                                                      _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $202,890,984).......................................................                                     $205,615,545
                                                                                                                      =======
Short-Term Municipal Investments_3.5%
New Jersey_2.5%
Port Authority of New York and New Jersey, Port, Airport and Marina Revenue,
  Refunding, VRDN:
    3.65% (SBPA; Bayerische Landensbank) (b)................................                    $    2,800,000  $   2,800,000
    3.65% (SBPA; Morgan Guaranty Trust Co.) (b).............................                         2,600,000      2,600,000
U.S. Related _1.0%
Commonwealth of Puerto Rico Government Development Bank, Revenue, Refunding,
VRDN
  3.10% (LOC; Credit Suisse, Guaranteed; Commonwealth of Puerto Rico) (a,b).                         2,000,000      2,000,000
                                                                                                                      _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $7,400,000).........................................................                                       $7,400,000
                                                                                                                      =======
TOTAL INVESTMENTS_100.0%
  (cost $210,290,984).......................................................                                     $213,015,545
                                                                                                                      =======

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DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
GO            General Obligation                                 VRDN    Variable Rate Demand Notes
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Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
________                           ________                       _________________          __________________
AAA                                Aaa                            AAA                               54.6%
AA                                 Aa                             AA                                16.7
A                                  A                              A                                 15.1
BBB                                Baa                            BBB                                5.0
BB                                 Ba                             BB                                  .8
F1                                 Mig1                           SP1                                3.5
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                      4.3
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====
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Notes to Statement of Investments:
    (a)  Secured by letter of credit.
    (b)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  Securities which, while not rated by Fitch, Moody's and Standard &
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.














SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                   MARCH 31, 1997
                                                                                                          Cost           Value
                                                                                                        _______           _______
ASSETS:                          Investments in securities_See Statement of Investments            $210,290,984      $213,015,545
                                 Cash.......................................                                              236,987
                                 Interest receivable........................                                            3,273,202
                                 Receivable for shares of Beneficial Interest subscribed                                      150
                                 Prepaid expenses...........................                                                5,304
                                                                                                                          _______

                                                                                                                      216,531,188
                                                                                                                          _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            120,586
                                 Payable for shares of Beneficial Interest redeemed                                            25
                                 Accrued expenses...........................                                               60,542
                                                                                                                          _______

                                                                                                                          181,153
                                                                                                                          _______
NET ASSETS..................................................................                                         $216,350,035
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital............................                                         $218,647,275
                                 Accumulated net realized gain (loss) on investments                                   (5,021,801)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4 .......................                                          2,724,561
                                                                                                                          _______
NET ASSETS..................................................................                                         $216,350,035
                                                                                                                          =======
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                           16,208,665
NET ASSET VALUE, offering and redemption price per share_Note 3(d)..........                                               $13.35
                                                                                                                          =======







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                      YEAR ENDED MARCH 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $11,615,677
EXPENSES:                        Management fee_Note 3(a)...................                    $ 1,339,565
                                 Shareholder servicing costs_Note 3(b)......                        276,809
                                 Professional fees..........................                         39,614
                                 Trustees' fees and expenses_Note 3(c)......                         25,531
                                 Custodian fees.............................                         23,241
                                 Prospectus and shareholders' reports.......                          8,161
                                 Loan commitment fees_Note 2................                          1,229
                                 Registration fees..........................                            877
                                 Miscellaneous..............................                         27,169
                                                                                                     ______
                                       Total Expenses.......................                      1,742,196
                                 Less_reduction in management fee due to
                                     undertaking_Note 3(a)..................                        (10,161)
                                                                                                     ______
                                       Net Expenses.........................                                           1,732,035
                                                                                                                         _______
INVESTMENT INCOME_NET.......................................................                                           9,883,642
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                   $    940,342
                                 Net unrealized appreciation (depreciation) on investments       (2,476,956)
                                                                                                     ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          (1,536,614)
                                                                                                                         _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $  8,347,028
                                                                                                                         =======










SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended                  Year Ended
                                                                                      March 31, 1997               March 31, 1996
                                                                                         ________                      ________
OPERATIONS:
  Investment income_net.............................................               $    9,883,642                 $  10,191,123
  Net realized gain (loss) on investments...........................                      940,342                       105,560
  Net unrealized appreciation (depreciation) on investments.........                   (2,476,956)                    5,330,288
                                                                                          _______                       _______
    Net Increase (Decrease) in Net Assets Resulting from Operations.                    8,347,028                    15,626,971
                                                                                          _______                       _______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net.............................................                   (9,938,876)                  (10,135,889)
                                                                                          _______                       _______
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.....................................                   40,305,583                    48,864,663
  Dividends reinvested..............................................                    8,420,257                     8,637,889
  Cost of shares redeemed...........................................                  (59,817,875)                  (55,158,432)
                                                                                          _______                       _______
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions           (11,092,035)                    2,344,120
                                                                                          _______                       _______
      Total Increase (Decrease) in Net Assets.......................                  (12,683,883)                    7,835,202
NET ASSETS:
  Beginning of Period...............................................                  229,033,918                   221,198,716
                                                                                          _______                       _______
  End of Period.....................................................                 $216,350,035                  $229,033,918
                                                                                          =======                       =======
UNDISTRIBUTED INVESTMENT INCOME_NET.................................                        ___                $         55,234
                                                                                          _______                       _______

                                                                                          Shares                        Shares
                                                                                          _______                       _______
CAPITAL SHARE TRANSACTIONS:
  Shares sold.......................................................                    3,006,720                     3,617,778
  Shares issued for dividends reinvested............................                      627,323                       639,685
  Shares redeemed...................................................                   (4,460,526)                   (4,088,326)
                                                                                          _______                       _______
    Net Increase (Decrease) in Shares Outstanding...................                     (826,483)                      169,137
                                                                                          =======                       =======








SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended March 31,
                                                               ______________________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993(1)
                                                                 ____        ____        ____        ____        ____
    Net asset value, beginning of period.........              $13.44      $13.12      $13.08      $13.28      $12.50
                                                                 ____        ____        ____        ____        ____
    Investment Operations:
    Investment income_net........................                 .59         .60         .65         .68         .60
    Net realized and unrealized gain (loss)
      on investments.............................                (.08)        .32         .04        (.20)        .78
                                                                 ____        ____        ____        ____        ____
    Total from Investment Operations.............                 .51         .92         .69         .48        1.38
                                                                 ____        ____        ____        ____        ____
    Distributions:
    Dividends from investment income_net.........                (.60)       (.60)       (.65)       (.68)       (.60)
                                                                 ____        ____        ____        ____        ____
    Net asset value, end of period...............              $13.35      $13.44      $13.12      $13.08      $13.28
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                3.84%       7.09%       5.45%       3.52%      13.48%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .78%        .72%        .45%        .06%         ._
    Ratio of net investment income
      to average net assets......................                4.43%       4.47%       5.02%       4.97%       5.27%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   _         .06%        .45%        .83%       1.10%(2)
    Portfolio Turnover Rate......................               14.60%      13.69%      35.01%       5.99%      32.99%(3)
    Net Assets, end of period (000's Omitted)....            $216,350    $229,034    $221,199    $238,292    $129,197
    (1)  From May 27, 1992 (commencement of operations) to March 31, 1993.
    (2)  Annualized.
    (3)  Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New Jersey Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $4,913,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. If not applied, $2,452,000 of the carryover expires in fiscal 2003 and $2,461,000 expires in fiscal 2004.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from April 1, 1996 through March 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $10,161 during the period ended March 31, 1997.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1997, the Fund was charged an aggregate of $105,127 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $118,112 during the period ended March 31, 1997.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective November 4, 1996, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended March 31, 1997, redemption fees amounted to $196.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $31,824,678 and $51,779,696, respectively.
    At March 31, 1997, accumulated net unrealized appreciation on investments was $2,724,561, consisting of $3,667,718 gross unrealized appreciation and $943,157 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Intermediate Municipal Bond Fund at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
May 7, 1997


DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940







Printed in U.S.A.                            751AR973
[Dreyfus logo]
Registration Mark
New Jersey
Intermediate
Municipal
Bond Fund
Annual Report
March 31, 1997